Operating Leases (Tables)	12 Months Ended
Dec. 31, 2014
Leases [Abstract]
Summary of Minimum Contractual Future Revenues

The time charters and bareboat charters of the Vessels with third parties are accounted for as operating leases. The minimum contractual future revenues to be received from time charters and bareboat charters as of December 31, 2014, were as follows:

(U.S. Dollars in thousands)
2015	$140,929
2016	141,425
2017	136,223
2018	79,566
2019	33,650
2020 and thereafter	117,404

Total	$649,197